Reconciliations of Non-GAAP Financial Measures

March 31, 2018

(Unaudited)

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended March 31,
	2018	2017
Net income attributable to common stockholders	$59,910	$16,262
Add:
Depreciation of real estate assets	48,005	19,137
Depreciation and amortization of real estate assets related to noncontrolling interests	(40)	—
Depreciation and amortization of real estate assets related to unconsolidated joint venture	4,552	—
Net loss on sales of real estate	472	—
Impairment of real estate	532	—
FFO attributable to common stockholders	$113,431	$35,399

Lease termination fee	—	(1,367)
CCP merger and transition costs	966	531
(Recovery of) provision for doubtful accounts and loan losses, net	(864)	1,727
Other normalizing items (1)	(1,908)	71
Normalized FFO attributable to common stockholders	$111,625	$36,361

FFO attributable to common stockholders	$113,431	$35,399
Merger and acquisition costs (2)	330	563
Stock-based compensation expense	1,135	2,588
Straight-line rental income adjustments	(11,563)	(4,607)
Amortization of above and below market lease intangibles, net	(684)	—
Non-cash interest income adjustments	(570)	26
Non-cash interest expense	2,481	1,590
Change in fair value of contingent consideration	—	(822)
Provision for doubtful straight-line rental income, loan losses and other reserves	2,181	1,390
Other non-cash adjustments related to unconsolidated joint venture	(336)	—
Other non-cash adjustments	15	60
AFFO attributable to common stockholders	$106,420	$36,187

CCP transition costs	632	—
Lease termination fee	—	(1,367)
(Recovery of) provision for doubtful cash income	(968)	381
Other normalizing items (1)	(1,908)	12
Normalized AFFO attributable to common stockholders	$104,176	$35,213

Amounts per diluted common share attributable to common stockholders:
Net income	$0.34	$0.25
FFO	$0.64	$0.54
Normalized FFO	$0.63	$0.55
AFFO	$0.59	$0.55
Normalized AFFO	$0.58	$0.53

Weighted average number of common shares outstanding, diluted:
Net income, FFO and Normalized FFO	178,516,388	65,920,486
AFFO and Normalized AFFO	179,266,983	66,325,908

(1)
Other normalizing items for FFO and AFFO include non-Senior Housing - Managed operating expenses. The three months ended March 31, 2018 also includes a contingency fee of $2.0 million earned during the period related to a CCP investment.

(2)	Merger and acquisition costs primarily relate to the CCP merger.

See reporting definitions.	2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA, Pro Forma Annualized Adjusted EBITDA,
and Pro Forma Annualized Adjusted EBITDA, As Adjusted
(in thousands)

	Trailing Twelve Months Ended	Year Ended
	March 31, 2018	December 31, 2017
Net income attributable to Sabra Health Care REIT, Inc.	$202,031	$158,383
Interest	108,471	88,440
Income tax expense	940	651
Depreciation and amortization	142,750	113,882
Sabra's share of unconsolidated joint venture:
Interest, depreciation and amortization and income tax expense	8,925	—
EBITDA	$463,117	$361,356

Stock-based compensation expense	5,564	7,017
Merger and acquisition costs	30,021	30,255
CCP transition costs	5,636	5,005
Provision for loan losses and other reserves	5,124	6,367
Impairment of real estate	1,858	1,326
Loss on extinguishment of debt	553	553
Other income	(3,510)	(2,876)
Net gain on sales of real estate	(51,557)	(52,029)
Adjusted EBITDA (1)	$456,806	$356,974

Annualizing adjustments (2)	168,395	245,348
Annualized Adjusted EBITDA (3)	$625,201	$602,322

Pro Forma adjustments for:
Acquisitions and dispositions (4)	510	40,011
Genesis rent reductions	—	(19,000)
CCP rent reductions	(5,983)	(5,983)
Facilities transitioned to new operator	—	(5,530)
Unconsolidated joint venture interest expense	(14,663)	—
Pro Forma Annualized Adjusted EBITDA (5)	$605,065	$611,820

Adjustment for:
Annualized unconsolidated joint venture interest expense (6)	14,663	18,993
Pro Forma Annualized Adjusted EBITDA, as adjusted	$619,728	$630,813

(1)
Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization ("EBITDA") excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program and loan loss reserves.

(2)
Annualizing adjustments give effect to the acquisitions and dispositions completed during the twelve months ended for the respective period as though such acquisitions and dispositions were completed as of the beginning of the period.

(3)	Annualized Adjusted EBITDA is calculated as Adjusted EBITDA as adjusted to give effect to the adjustments described in footnote 2 above.

(4)
The trailing twelve months ended March 31, 2018 includes the sale of six Genesis facilities and the acquisition of two senior housing communities completed subsequent to March 31, 2018. The year ended December 31, 2017 includes the Enlivant and North American Healthcare II acquisitions completed subsequent to December 31, 2017.

(5) Pro Forma Annualized Adjusted EBITDA is calculated as Annualized Adjusted EBITDA adjusted to give effect to acquisitions, dispositions and other transactions completed after the period presented as though such acquisitions, dispositions and other transactions occurred at the beginning of the period.
(6) Represents Sabra's annualized pro rata share of unconsolidated joint venture interest expense.

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Three Months Ended March 31, 2018
	Senior Care Centers	Genesis Healthcare, Inc.	Enlivant	Avamere Family of Companies	Signature Healthcare	Holiday AL Holdings LP	North American Healthcare	Signature Behavioral	Cadia Healthcare	The McGuire Group	All Other Relationships	Corporate	Total
Net income (loss)	$11,812	$8,371	$1,901	$8,485	$5,123	$6,017	$6,697	$5,856	$4,748	$3,454	$40,695	$(40,678)	$62,481
Adjustments:
Depreciation and amortization	3,514	3,115	889	3,069	3,765	3,796	2,664	2,408	1,921	1,782	20,860	222	48,005
Interest	846	1,201	—	—	—	—	—	—	—	—	415	33,356	35,818
General and administrative	—	—	—	—	—	—	—	—	—	—	—	7,867	7,867
Merger and acquisition costs	—	—	—	—	—	—	—	—	—	—	—	330	330
Provision for doubtful accounts and loan losses	—	—	—	—	—	—	—	—	—	—	—	1,213	1,213
Impairment of real estate	—	—	—	—	—	—	—	—	—	—	532	—	532
Other income	—	—	—	—	—	—	—	—	—	—	—	(2,820)	(2,820)
Net loss on sales of real estate	—	56	—	—	416	—	—	—	—	—	—	—	472
Income from unconsolidated JV	—	—	(446)	—	—	—	—	—	—	—	—	—	(446)
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	510	510
Sabra's share of unconsolidated JV Net Operating Income	—	—	9,371	—	—	—	—	—	—	—	—	—	9,371

Net Operating Income	$16,172	$12,743	$11,715	$11,554	$9,304	$9,813	$9,361	$8,264	$6,669	$5,236	$62,502	$—	$163,333

Non-cash rental income adjustments	(1,500)	45	—	(1,534)	278	(1,347)	(1,067)	(630)	(1,034)	(1,464)	(3,994)	—	(12,247)

Cash Net Operating Income	$14,672	$12,788	$11,715	$10,020	$9,582	$8,466	$8,294	$7,634	$5,635	$3,772	$58,508	$—	$151,086

Annualizing adjustments	43,734	37,577	35,144	30,061	28,337	25,398	25,372	22,924	23,079	11,417	162,676	—	445,719

Annualized Cash Net Operating Income	$58,406	$50,365	$46,859	$40,081	$37,919	$33,864	$33,666	$30,558	$28,714	$15,189	$221,184	$—	$596,805

Pro forma adjustments for:
CCP rent reductions	—	—	—	—	(3,000)	—	—	—	—	—	(2,983)	—	(5,983)

Pro forma Annualized Cash Net Operating Income	$58,406	$50,365	$46,859	$40,081	$34,919	$33,864	$33,666	$30,558	$28,714	$15,189	$218,201	$—	$590,822

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Facility Type
(in thousands)

	Three Months Ended March 31, 2018
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$72,309	$14,225	$2,842	$17,067	$9,445	$4,338	$(40,678)	$62,481
Adjustments:
Depreciation and amortization	31,973	8,693	2,973	11,666	4,144	—	222	48,005
Interest	1,987	475	—	475	—	—	33,356	35,818
General and administrative	—	—	—	—	—	—	7,867	7,867
Merger and acquisition costs	—	—	—	—	—	—	330	330
Recovery of doubtful accounts and loan losses	—	—	—	—	—	—	1,213	1,213
Impairment of real estate	—	532	—	532	—	—	—	532
Other income	—	—	—	—	—	—	(2,820)	(2,820)
Net loss on sales of real estate	472	—	—	—	—	—	—	472
Income from unconsolidated JV	—	—	(446)	(446)	—	—	—	(446)
Income tax expense	—	—	—	—	—	—	510	510
Sabra's share of unconsolidated JV Net Operating Income	—	—	9,371	9,371	—	—	—	9,371

Net Operating Income	$106,741	$23,925	$14,740	$38,665	$13,589	$4,338	$—	$163,333

Non-cash rental income adjustments	(7,738)	(2,752)	—	(2,752)	(1,757)	—	—	(12,247)

Cash Net Operating Income	$99,003	$21,173	$14,740	$35,913	$11,832	$4,338	$—	$151,086

Annualizing adjustments	293,873	64,132	44,219	108,351	35,554	7,941	—	445,719

Annualized Cash Net Operating Income	392,876	85,305	58,959	144,264	47,386	12,279	—	596,805
Pro forma adjustments:
CCP rent reductions	(5,858)	(125)	—	(125)	—	—	—	(5,983)

Pro forma Annualized Cash Net Operating Income	387,018	85,180	58,959	144,139	47,386	12,279	—	590,822

Pro forma Annualized Cash Net Operating Income not included in same store	(292,552)	(64,710)	(56,070)	(120,780)	(35,554)

Same store Cash Net Operating Income	$94,466	$20,470	$2,889	$23,359	$11,832

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Facility Type
(in thousands)

	Three Months Ended December 31, 2017
	Skilled Nursing/ Transitional Care		Senior Housing		Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$120,147	$15,225	$1,236	$16,461	$9,292	$6,964	$(48,895)	$103,969
Adjustments:
Depreciation and amortization	37,428	8,312	1,423	9,735	4,211	—	218	51,592
Interest	1,915	477	—	477	—	—	29,830	32,222
General and administrative	—	—	—	—	—	—	8,242	8,242
Merger and acquisition costs	—	—	—	—	—	—	505	505
Provision for doubtful accounts and loan losses	—	—	—	—	—	—	9,659	9,659
Impairment of real estate	1,326	—	—	—	—	—	—	1,326
Other income	—	—	—	—	—	—	(49)	(49)
Net gain on sales of real estate	(46,762)	(653)	—	(653)	—	—	—	(47,415)
Income tax expense	—	—	—	—	—	—	490	490

Net Operating Income	$114,054	$23,361	$2,659	$26,020	$13,503	$6,964	$—	$160,541

Non-cash rental income adjustments	(8,114)	(2,810)	—	(2,810)	(1,804)	—	—	(12,728)

Cash Net Operating Income	$105,940	$20,551	$2,659	$23,210	$11,699	$6,964	$—	$147,813

Cash Net Operating Income not included in same store	(10,774)	(183)	(157)	(340)	—

Same store Cash Net Operating Income	$95,166	$20,368	$2,502	$22,870	$11,699

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Type
(in thousands)

	Three Months Ended March 31, 2018
	Private Payors	Non-Private Payors	Corporate	Total
Net income (loss)	$34,776	$68,383	$(40,678)	$62,481
Adjustments:
Depreciation and amortization	18,834	28,949	222	48,005
Interest	886	1,576	33,356	35,818
General and administrative	—	—	7,867	7,867
Merger and acquisition costs	—	—	330	330
Provision for doubtful accounts and loan losses	—	—	1,213	1,213
Impairment of real estate	532	—	—	532
Other income	—	—	(2,820)	(2,820)
Net loss on sales of real estate	78	394	—	472
Income from unconsolidated JV	(446)	—	—	(446)
Income tax expense	—	—	510	510
Sabra's share of unconsolidated JV Net Operating Income	9,371	—	—	9,371

Net Operating Income	$64,031	$99,302	$—	$163,333

Non-cash rental income adjustments	(5,267)	(6,980)	—	(12,247)

Cash Net Operating Income	$58,764	$92,322	$—	$151,086

Annualizing adjustments	175,671	270,048	—	445,719

Annualized Cash Net Operating Income	$234,435	$362,370	$—	$596,805

Pro-forma adjustments for:
CCP rent reductions	(948)	(5,035)	—	(5,983)

Pro-forma Annualized Cash Net Operating Income	$233,487	$357,335	$—	$590,822

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS

Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues. Annualized Cash NOI excludes all other financial statement amounts included in net income.
Annualized Revenues. The annual straight-line rental revenues under leases and interest and other income generated by the Company's loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents.
Cash Net Operating Income (“Cash NOI”).   The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash rental income. Cash NOI excludes all other financial statement amounts included in net income.
Funds From Operations Attributable to Common Stockholders (“FFO”) and Adjusted Funds from Operations Attributable to Common Stockholders (“AFFO”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company also believes that Funds From Operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“NAREIT”), and Adjusted Funds from Operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company's operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income attributable to common stockholders, as defined by GAAP. FFO is defined as net income attributable to common stockholders, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, the Company's share of depreciation and amortization related to our unconsolidated joint venture, and real estate impairment charges. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, straight-line rental income adjustments, amortization of above and below market lease intangibles, non-cash interest income adjustments, non-cash interest expense and our share of other non-cash adjustments related to our unconsolidated joint venture, as well as other non-cash revenue and expense items (including non-cash portion of loss on extinguishment of debt, change in fair value of contingent consideration, provision for doubtful straight-line rental income, loan losses and other reserves, ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests). The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company's operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income attributable to common stockholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than the Company does.
Net Operating Income (“NOI”).  The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.

8